UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2026
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

JetBlue Airways Corporation has entered into a Framework Agreement, dated as of April 14, 2026 (the “Framework Agreement”), with certain affiliates of SKY Leasing, LLC named therein, as initial lenders, and UMB Bank, N.A., as administrative agent and as security trustee, pursuant to which $500 million of debt financing commitments will be made available for JetBlue to borrow, secured by a mix of up to 22 of the Company’s currently owned A320 and A220 family aircraft (the “Aircraft”). Each borrowing will be made as a separate loan with respect to an individual Aircraft, subject to the terms of the Framework Agreement.

The loans to be extended under the Framework Agreement will be funded on one or more funding dates and each loan will have maturity dates ranging from 2033 through 2037 and will be secured by a first-priority security interest in the applicable Aircraft. Each loan will bear interest payable monthly on a fixed rate basis (comprised of US Treasuries plus an applicable margin) which is expected to be in the range of 6.00% to 6.75%. Each loan has a no call provision and is prepayable at par thereafter.

The closing of each loan will be subject to certain conditions precedent, including the execution and delivery of related loan and aircraft security documents and other customary conditions for transactions of this type. In addition, the loan for each Aircraft will be, under certain circumstances, cross-defaulted and cross-collateralized with the loans for the other Aircraft, and each loan will include customary terms and provisions for transactions of this type. The Framework Agreement contains a committed accordion feature for up to $250 million of incremental debt financing commitments for additional individual aircraft-secured loans on terms to be agreed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	April 17, 2026	By:	/s/ Dawn Southerton
Dawn Southerton
Vice President, Controller
(Principal Accounting Officer)